                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. McKearn and T. Jerome Madison or either of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that either of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                  TITLE                             DATE
         ---------                                  -----                             ----
/s/ William C. Mills III           Chairman of the Board of Directors             May 22, 1996
- ---------------------------
    William C. Mills III


/s/ Thomas J. McKearn              President, Chief Executive Officer and         May 22, 1996
- ---------------------------        Director (Principal Executive Officer)
    Thomas J. McKearn


/s/ T. Jerome Madison              Vice President, Chief Financial                May 22, 1996
- ---------------------------        Officer, Secretary and Director
    T. Jerome Madison              (Principal Financial and Accounting
                                   Officer)



/s/ Robert F. Hendrickson          Director                                       May 22, 1996
- ---------------------------
    Robert F. Hendrickson


/s/ Donald E. O'Neill              Director                                       May 22, 1996
- ---------------------------
    Donald E. O'Neill


/s/ Charles E. Austin              Director                                       May 22, 1996
- ---------------------------
    Charles E. Austin


/s/ John E. Bagalay, Jr.           Director                                       May 22, 1996
- ---------------------------
    John E. Bagalay, Jr.


/s/ Ronald J. Brenner              Director                                       May 22, 1996
- ---------------------------
    Ronald J. Brenner


/s/ James A. Grigsby               Director                                       May 22, 1996
- ---------------------------
    James A. Grigsby

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